NET REVENUES	12 Months Ended
Dec. 31, 2018
NET REVENUES
NET REVENUES

(10)   NET REVENUES

The components of net revenues for the year ended March 31, 2017, nine months ended December 31, 2017 and the year ended December 31, 2018, are as follows:

	Twelve months ended	Nine months ended	Twelve months ended
	March 31	December 31	December 31
	2017	2017	2018
	RMB	RMB	RMB
K12 education assessment services revenue	235,849	349,057	944,340
Other revenue	8,595,541	4,836,765	394,252
Net Revenues	8,831,390	5,185,822	1,338,592

Other revenue primarily includes rental income for reporting periods prior to January 1, 2018 and content development services after January 1, 2018.

The Group adopted ASC 606, Revenue from Contracts with Customers from January 1, 2018. The Group has applied the modified retrospective method starting on January 1, 2018 and conducted a review and evaluation over all the contracts that are not completed on January 1, 2018 and concluded that there is nil impact on the retained earnings as of January 1, 2018 as a result of the adoption of new revenue guidance.

Results for reporting periods after January 1, 2018 are presented in accordance with the new revenue guidance, while prior period amounts are not adjusted and continue to be reported in accordance with ASC 605, Revenue Recognition.

For the year ended March 31, 2017 and nine months ended December 31, 2017, RMB 7,181,226 and RMB 4,041,142 rental income were recorded under net revenues respectively. For the year ended December 31, 2018, rental income of RMB 5,943,984 netting relevant costs was classified as “other operating income, net” as a result of the adoption of new revenue guidance ASC 606, effective January 1, 2018. Net revenues for the year ended December 31, 2018 would have increased by RMB 5,943,984 if the Group had not adopted ASC 606, Revenue from Contracts with Customers.